Exhibit 10.9

CONFIRMATION OF GUARANTEES AND CONFIRMATION

AND AMENDMENT OF OTHER INCIDENTAL DOCUMENTS

THIS CONFIRMATION OF GUARANTEES AND CONFIRMATION AND AMENDMENT OF OTHER INCIDENTAL DOCUMENTS (this “Confirmation”) is made as of June 3, 2005 by FIVE STAR QUALITY CARE, INC., a Maryland corporation (the “Guarantor”), FIVE STAR QUALITY CARE TRUST, a Maryland business trust (the “Tenant”), FSQ, INC., a Delaware corporation (the “Tenant Pledgor”), each of the parties identified on the signature page hereof as a subtenant pledgor (collectively, the “Subtenant Pledgors”) and each of the parties identified on the signature page hereof as a subtenant (collectively, the “Subtenants”) for the benefit of each of the parties identified on the signature page hereof as a landlord (collectively, the “Landlords”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Second Amended and Restated Lease Agreement, dated as of November 19, 2004, as amended by that certain First Amendment of Lease dated as of May 17, 2005 (as so amended, the “Consolidated Lease”), the Landlords lease to the Tenant, and the Tenant leases from the Landlords, certain property, all as more particularly described in the Consolidated Lease; and

WHEREAS, the payment and performance obligations of the Tenant with respect to the Consolidated Lease are guaranteed by those certain Guaranty Agreements described on Exhibit A attached hereto (collectively, the “Guarantees”); and

WHEREAS, the payment and performance obligations of the Tenant with respect to the Consolidated Lease are further secured by the other Incidental Documents (this and other capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Consolidated Lease); and

WHEREAS, pursuant to a Second Amendment to Second Amended and Restated Lease Agreement, dated as of the date hereof (the “Second Amendment”), the Consolidated Lease is being amended to add certain properties, as more particularly described in the Second Amendment;

WHEREAS, the Tenant intends to sublease the properties being added to the Consolidated Lease pursuant to the Second Amendment to certain affiliates of the Tenant (collectively, the “Subleases”);

WHEREAS, in connection with, and as a condition precedent to, the execution of the Second Amendment by the Landlords, the Landlords have required that the parties hereto confirm that the Guarantees and the other Incidental Documents remain in full force and effect and apply to the Consolidated Lease as amended by the Second Amendment;

WHEREAS, on May 6, 2005, the Guarantor undertook a corporate reorganization that resulted in changes in ownership of certain of the Subtenants, among other things; and

WHEREAS, in connection with the corporate reorganization of the Guarantor and the execution of the Second Amendment and the Subleases, the parties hereto wish to amend certain of the Incidental Documents, including (i) the Security Agreement, dated as of December 31, 2001, by and among certain of the Subtenants and certain of the Landlords, as amended and confirmed from time to time (the “Subtenant Security Agreement”); (ii) the Security Agreement, dated as of December 31, 2001, by and among the Tenant and certain of the Landlords, as amended and confirmed from time to time (the “Tenant Security Agreement”); and (iii) the Second Amended and Restated Pledge of Stock and Membership Interests Agreement, dated as of May 6, 2005, made by the Subtenant Pledgors for the benefit of the Landlords, as amended and confirmed from time to time (the “Subtenant Pledge Agreement”), all subject to and upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.              Joinder by Subtenants. Each of the Subtenants that is not otherwise a party to the Subtenant Security Agreement or that certain Security Agreement dated as of October 25, 2002, by and among certain of the Subtenants and certain of the Landlords, as amended and confirmed from time to time, hereby joins in the Subtenant Security Agreement as if it had originally executed and delivered the Subtenant Security Agreement as a “Subtenant” thereunder. Each of the Subtenants that is not otherwise a party to the Subtenant Guaranty (as defined in Exhibit A hereof) hereby joins in the Subtenant Guaranty as if it had originally executed and delivered the Subtenant Guaranty as a “Subtenant” thereunder.

2.               Amendment of Subtenant Security Agreement. The Subtenant Security Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Schedule 1 attached hereto;

(ii) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (iii) replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

3.              Amendment of Tenant Security Agreement. The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

4.              Amendment of Subtenant Pledge Agreement. The Subtenant Pledge Agreement is hereby amended by (i) replacing Exhibit A attached thereto with Schedule 5 attached hereto; and (ii) replacing Exhibit B attached thereto with Schedule 6 attached hereto.

5.              Confirmation of Guarantees. Each of the parties to the Guarantees hereby confirms that all references in the Guarantees to the “Master Lease” or the “Lease” shall refer to the Consolidated Lease as amended by the Second Amendment and the Guarantees are hereby ratified and confirmed in all respects.

6.              Confirmation of Other Incidental Documents. Each of the parties to the Incidental Documents (other than the Guarantees) hereby confirms that all references in such Incidental Documents to the “Master Lease” or the “Lease” shall refer to the Consolidated Lease as amended by the Second Amendment and that such Incidental Documents, as amended by this Confirmation, are hereby ratified and confirmed in all respects.

7.              No Impairment, Etc. The obligations, covenants, agreements and duties of the guarantors under the Guarantees shall not be impaired in any manner by the execution and delivery of the Second Amendment, the Guarantees, the other Incidental Documents, or any amendments, changes or modifications thereof, and in no event shall any ratification or confirmation of such Guarantees or such other Incidental Documents, or the obligations, covenants, agreements and the duties of the guarantors thereunder or of the parties under the other Incidental Documents, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

[Signatures on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed, as a sealed instrument, as of the date first set forth above.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

TENANT:

FIVE STAR QUALITY CARE TRUST

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

TENANT PLEDGOR:

FSQ, INC.

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

SUBTENANT PLEDGORS:

FSQ, INC., FIVE STAR QUALITY CARE TRUST, FVEST. JOE, INC., FIVE STAR QUALITY CARE-CA, INC., FIVE STAR QUALITY CARE-CA II, INC., FIVE STAR QUALITY CARE-CO, INC., THE HEARTLANDS RETIREMENT COMMUNITY-ELLICOTT CITY I, INC., FIVE STAR QUALITY CARE-GA, INC., FIVE STAR QUALITY CARE-IA, INC., FIVE STAR QUALITY CARE-NE, INC., FIVE STAR QUALITY CARE-WI, INC. and LIFETRUST AMERICA, INC.

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary of each of the foregoing entities

LIFETRUST PROPERTIES, L.L.C.

By:	LifeTrust America Inc.,
Its Sole Member

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

SUBTENANTS:

FIVE STAR QUALITY CARE-AZ, LLC, FIVE STAR QUALITY CARE-CA, LLC, FIVE STAR QUALITY CARE-CA II, LLC, FIVE STAR QUALITY CARE-COLORADO, LLC, FIVE STAR QUALITY CARE-CT, LLC, FIVE STAR QUALITY CARE-GA, LLC, FIVE STAR QUALITY CARE-IA, LLC, FIVE STAR QUALITY CARE-KS, LLC, FIVE STAR QUALITY CARE-MD, LLC, FIVE STAR QUALITY CARE-MO, LLC, FIVE STAR QUALITY CARE-NE, LLC, FIVE STAR QUALITY CARE-NC, LLC FIVE STAR QUALITY CARE-WI, LLC, FIVE STAR QUALITY CARE-WY, LLC, FIVE STAR QUALITY CARE-VA, LLC, FIVE STAR QUALITY CARE-CA, INC., FIVE STAR QUALITY CARE-IA, INC., FIVE STAR QUALITY CARE-NE, INC., MORNINGSIDE OF GALLATIN, LLC, THE HEARTLANDS RETIREMENT COMMUNITY – ELLICOTT CITY I, INC. and MORNINGSIDE OF BELMONT, LLC

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary of each of the foregoing entities

MORNINGSIDE OF ANDERSON, L.P., MORNINGSIDE OF ATHENS, LIMITED PARTNERSHIP, MORNINGSIDE OF COLUMBUS, L.P., MORNINGSIDE OF DALTON, LIMITED PARTNERSHIP, MORNINGSIDE OF EVANS, LIMITED PARTNERSHIP, MORNINGSIDE OF GREENWOOD, L.P. and MORNINGSIDE OF KENTUCKY, LIMITED PARTNERSHIP

By:	LifeTrust America, Inc.,

General Partner of each of the foregoing entities

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

MORNINGSIDE OF BELLGRADE, RICHMOND, LLC, MORNINGSIDE OF CHARLOTTESVILLE, LLC, MORNINGSIDE OF NEWPORT NEWS, LLC and MORNINGSIDE OF SKIPWITH – RICHMOND, LLC

By:	LifeTrust America, Inc.,

Member of each of the foregoing entities

By:          /s/ Bruce J. Mackey Jr.

Bruce J. Mackey Jr.

Treasurer, Chief Financial Officer and Assistant Secretary

LANDLORD:

HRES2 PROPERTIES TRUST,

SPTIHS PROPERTIES TRUST,

SPT-MICHIGAN TRUST,

SPTMNR PROPERTIES TRUST,

SNH CHS PROPERTIES TRUST,

ELLICOTT CITY LAND I, LLC,

ELLICOTT CITY LAND II, LLC,

SNH/LTA PROPERTIES TRUST and

SNH/LTA PROPERTIES GA LLC

By:          /s/ John R. Hoadley

John R. Hoadley
Treasurer of each of the foregoing entities

EXHIBIT A

GUARANTEES

1.	Guaranty Agreement, dated as of December 31, 2001, made by Guarantor in favor of HRES2 Properties Trust, SPTIHS Properties Trust, SPT-Michigan Trust and SPTMNR Properties Trust.

2.	Guaranty Agreement, dated as of October 25, 2002, made by Guarantor in favor of SNH CHS Properties Trust.

3.	Guaranty Agreement, dated as of October 25, 2002, made by certain of the Subtenants in favor of SNH CHS Properties Trust (the “Subtenant Guaranty”).

The Guarantees were confirmed pursuant to (i) that certain Confirmation of Guarantees and Security Documents, dated as of March 1, 2004, made by certain of the parties hereto; (ii) that certain Confirmation of Guarantees and Other Incidental Documents, dated as of June 23, 2004, made by certain of the parties hereto; and (iii) that certain Confirmation of Guarantees and Other Incidental Documents, dated as of November 19, 2004, made by certain of the parties hereto.

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, and Certain Affiliates of Five Star Quality Care, Inc.

2.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc., and that certain Partial Amendment and Termination of Sublease dated May 6, 2005 by and between Five Star Quality Care Trust, and Five Star Quality Care-CA, LLC.

3.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-Colorado, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

4.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-CT, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

5.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

6.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

7.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

8.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

9.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

10.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-CA, Inc., a Delaware corporation, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

11.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-IA, Inc., a Delaware corporation, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

12.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-NE, Inc., a Delaware corporation, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust and Certain Affiliates of Five Star Quality Care, Inc.

13.

Sublease Agreement, dated March 1, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and The Heartlands Retirement Community - Ellicott City I, Inc., a Maryland corporation.

14.	Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-MO, LLC, a Delaware limited liability company.
15.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company.
16.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Newport News, LLC, a Delaware limited liability company.
17.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Charlottesville, LLC, a Delaware limited liability company.
18.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company.
19.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Gallatin, LLC, a Delaware limited liability company.
20.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Anderson, L.P., a Delaware limited partnership.

21.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership.
22.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Evans, Limited Partnership, a Delaware limited partnership.
23.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Athens, Limited Partnership, a Delaware limited partnership.
24.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Columbus, L.P., a Delaware limited partnership.
25.	Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership.
26.	Sublease Agreement, dated May 6, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-CA II, LLC, a Delaware limited liability company.
27.

Amended and Restated Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-GA, LLC, a Delaware limited liability company.

28.

Amended and Restated Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, and Five Star Quality Care-NE, LLC, a Delaware limited liability company.

29.	Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Belmont, LLC, a Delaware limited liability company.
30.	Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, and Morningside of Greenwood, L.P., a Delaware limited partnership.

SCHEDULE 2

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Five Star Quality Care-AZ, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-AZ, LLC
Five Star Quality Care-CA, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-CA, LLC
Five Star Quality Care-CA, INC., a Delaware corporation No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-CA, Inc.
Five Star Quality Care-Colorado, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-Colorado, LLC
Five Star Quality Care-CT, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-CT, LLC
Five Star Quality Care-GA, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-GA, LLC
Five Star Quality Care-IA, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-IA, LLC
Five Star Quality Care-IA, INC., a Delaware corporation No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-IA, INC.
Five Star Quality Care-KS, LLC, a Delaware limited liability company No:________________________________	400 Centre Street Newton, MA 02458	SHOPCO-KS, LLC
Five Star Quality Care-MO, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-MO, LLC
Five Star Quality Care-NE, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-NE, LLC
Five Star Quality Care-NE, INC., a Delaware corporation No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-NE, Inc.
Five Star Quality Care-WI, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-WI, LLC
Five Star Quality Care-WY, LLC, a Delaware limited liability company No:_________________________________	400 Centre Street Newton, MA 02458	SHOPCO-WY, LLC

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
The Heartlands Retirement Community - Ellicott City I, Inc., a Maryland corporation No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Newport News, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Charlottesville, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Gallatin, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Anderson, L.P., a Delaware limited partnership No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Kentucky, Limited Partnership, a Delaware limited partnership No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Evans, Limited Partnership, a Delaware limited partnership No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Athens, Limited Partnership, a Delaware limited partnership No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Columbus, L.P., a Delaware limited partnership No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Dalton, Limited Partnership, a Delaware limited partnership No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-CA II, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Belmont, LLC, a Delaware limited liability company No. ___________________________________	400 Centre Street Newton, MA 02458	None.
Morningside of Greenwood, L.P., a Delaware limited partnership No. ______________________	400 Centre Street Newton, MA 02458	None.

SCHEDULE 3

SCHEDULE 2

The Facilities

State:	Facility:	Subtenant:
ARIZONA:	LA MESA HEALTHCARE CENTER 2470 S. Arizona Avenue Yuma, AZ 85364	Five Star Quality Care-AZ, LLC
	SUNQUEST VILLAGE OF YUMA 265 E. 24th Street Yuma, AZ 85364	Five Star Quality Care-AZ, LLC
CALIFORNIA:	LANCASTER HEALTHCARE CENTER 1642 West Avenue J Lancaster, CA 93534	Five Star Quality Care-CA, LLC
	LA SALETTE HEALTH AND REHABILITATION CENTER 537 E. Fulton Street Stockton, CA 95204	Five Star Quality Care-CA II, LLC
	THOUSAND OAKS HEALTH CARE CENTER 93 W. Avenida de Los Arboles Thousand Oaks, CA 91360	Five Star Quality Care-CA II, LLC
	VALLEY VIEW 9120 Woodman Boulevard Arleta, CA 91331	Five Star Quality Care-CA, INC.
	VAN NUYS HEALTH CARE CENTER 6835 Hazeltine Street Van Nuys, CA 91405	Five Star Quality Care-CA, LLC
COLORADO:	CHERRELYN HEALTHCARE CENTER 5555 South Elati Street Littleton, CO 80120	Five Star Quality Care-Colorado, LLC
	CEDARS HEALTHCARE CENTER 1599 Ingals Street Lakewood, CO 80214	Five Star Quality Care-Colorado, LLC

State:	Facility:	Subtenant:
	LA VILLA GRANDE CARE CENTER 2501 Little Bookcliff Drive Grand Junction, CO 81501	Five Star Quality Care-Colorado, LLC
	MANTEY HEIGHTS REHABILITATION & CARE CENTER 2835 Patterson Road Grand Junction, CO 81501	Five Star Quality Care-Colorado, LLC
	SKYLINE RIDGE NURSING & REHABILITATION CENTER 515 Fairview Canon City, CO 81212	Five Star Quality Care-Colorado, LLC
	SPRINGS VILLAGE CARE CENTER 110 West Van Buren Colorado Springs, CO 80907	Five Star Quality Care-Colorado, LLC
	WILLOW TREE CARE CENTER 2050 South Main Delta, CO 81416	Five Star Quality Care-Colorado, LLC
CONNECTICUT:	CLIFTON HOUSE REHABILITATION CENTER 181 Clifton Street New Haven, CT 06513	Five Star Quality Care-CT, LLC
	HEALTH CENTER OF GREATER WATERBURY 177 Whitewood Road Waterbury, CT 06705	Five Star Quality Care-CT, LLC
GEORGIA:	AUTUMN BREEZE HEALTHCARE CENTER 1480 Sandtown Road Marietta, GA 30060	Five Star Quality Care-GA, LLC
	COLLEGE PARK HEALTHCARE CENTER 1765 Temple Avenue College Park, GA 30337	Five Star Quality Care-GA, LLC
	MORNINGSIDE OF ATHENS 1291 Cedar Shoals Drive Athens, Georgia 30605	Morningside of Athens, Limited Partnership

State:	Facility:	Subtenant:
	MORNINGSIDE OF COLUMBUS 7100 South Stadium Drive Columbus, Georgia 31909	Morningside of Columbus, L.P.
	MORNINGSIDE OF DALTON 2470 Dug Gap Road Dalton, Georgia 30720	Morningside of Dalton, Limited Partnership
	MORNINGSIDE OF EVANS 353 N. Belair Road Evans, Georgia 30809	Morningside of Evans, Limited Partnership
	NORTHLAKE GARDENS 1300 Montreal Road Tucker, Georgia 30084	Five Star Quality Care-GA, LLC
	SOUTHLAND CARE CENTER 606 Simmons Street Dublin, GA 31021	Five Star Quality Care-GA, LLC
IOWA:	NORTHCREST CARE & REHABILITATION 34 Northcrest Drive Council Bluffs, IA 51503	Five Star Quality Care-IA, LLC
	PACIFIC PLACE 20937 State Highway 385 Pacific Junction, IA 51561	Five Star Quality Care-IA, LLC
	PARK PLACE 114 East Green Street Glenwood, IA 51534	Five Star Quality Care-IA, INC.
	PRAIRIE RIDGE CARE & REHABILITATION 308 Prairie Street Mediapolis, IA 52637	Five Star Quality Care-IA, LLC
	UNION PARK HEALTH SERVICES 2348 East 9th Street Des Moines, IA 50316	Five Star Quality Care-IA, INC.
	WEST BRIDGE CARE & REHABILITATION 1015 West Summit Winterset, IA 50273	Five Star Quality Care-IA, LLC

State:	Facility:	Subtenant:
	WESTRIDGE QUALITY CARE & REHABILITATION 600 Manor Drive Clarinda, IA 51632	Five Star Quality Care-IA, LLC
KANSAS:	WOODHAVEN CARE CENTER 510 W 7th Street Ellinwood, KS 67526	Five Star Quality Care-KS, LLC
KENTUCKY:	MORNINGSIDE OF MAYFIELD 1517 West Broadway Mayfield, Kentucky 42066	Morningside of Kentucky, Limited Partnership
MARYLAND:	HEARTLANDS AT ELLICOTT CITY 3004 North Ridge Road Ellicott City, Maryland 21043	The Heartlands Retirement Community - Ellicott City I, Inc.
MISSOURI:	ARBOR VIEW (BEVERLY MANOR) 1317 North 36th Street St. Joseph, Missouri 64506	Five Star Quality Care-MO, LLC
	NORTHVIEW MANOR 300 Cedar Street Tarkio, MO 64491	Five Star Quality Care-MO, LLC
NEBRASKA:	AINSWORTH CARE CENTER 143 North Fullerton Ainsworth, NE 69210	Five Star Quality Care-NE, LLC
	ASHLAND CARE CENTER 1700 Furnace Street Ashland, NE 68003	Five Star Quality Care-NE, LLC
	BLUE HILL CARE CENTER 414 North Wilson Street Blue Hill, NE 68930	Five Star Quality Care-NE, LLC
	CENTRAL CITY CARE CENTER 2720 South 17th Avenue Central City, NE 68462	Five Star Quality Care-NE, INC.
	CRESTVIEW HEALTHCARE CENTER 1100 West First Street Milford, NE 68405	Five Star Quality Care-NE, LLC

State:	Facility:	Subtenant:
	EXETER CARE CENTER 425 South Empire Avenue Exeter, NE 68351	Five Star Quality Care-NE, INC.
	GRETNA COMMUNITY CARE CENTER 700 South Highway 6 Gretna, NE 68028	Five Star Quality Care-NE, LLC
	LOGAN VALLEY MANOR 1035 Diamond Street Lyons, NE 68038	Five Star Quality Care-NE, LLC
	MORYS HAVEN 1112 15th Street Columbus, NE 68601	Five Star Quality Care-NE, INC.
	ROSE BROOK CARE CENTER Route 1 Box 83A Edgar, NE 68935	Five Star Quality Care-NE, INC.
	SUTHERLAND CARE CENTER 333 Maple Sutherland, NE 69165	Five Star Quality Care-NE, LLC
	UTICA COMMUNITY CARE CENTER 1350 Centenial Avenue Utica, NE 68456	Five Star Quality Care-NE, INC.
	WAVERLY CARE CENTER 11041 North 137th Street Waverly, NE 68462	Five Star Quality Care-NE, LLC
	WEDGEWOOD CARE CENTER 800 Stoeger Drive Grand Island, NE 68803	Five Star Quality Care-NE, LLC
	WESTGATE ASSISTED LIVING 3030 South 80th Street Omaha, Nebraska 68124	Five Star Quality Care-NE, LLC
SOUTH CAROLINA:	MORNINGSIDE OF ANDERSON 1304 McLees Road Anderson, South Carolina 29621	Morningside of Anderson, L.P.

State:	Facility:	Subtenant:
	MORNINGSIDE OF GREENWOOD 116 Enterprise Court Greenwood, South Carolina 29649	Morningside of Greenwood, L.P.
TENNESSEE:	MORNINGSIDE OF GALLATIN 1085 Hartsville Pike Gallatin, Tennessee 37066	Morningside of Gallatin, LLC
	MORNINGSIDE OF BELMONT 1710 Magnolia Boulevard Nashville, Tennessee 37212	Morningside of Belmont, LLC
VIRGINIA:	MORNINGSIDE OF CHARLOTTESVILLE 491 Crestwood Drive Charlottesville, Virginia 22903	Morningside of Charlottesville, LLC
	MORNINGSIDE OF BELLGRADE 2800 Polo Parkway Midlothian, Virginia 28113	Morningside of Bellgrade, Richmond, LLC
	MORNINGSIDE OF NEWPORT NEWS 655 Denbigh Boulevard Newport News, Virginia 23608	Morningside of Newport News, LLC
	MORNINGSIDE IN THE WEST END 3000 Skipwith Road Richmond, Virginia 23294	Morningside of Skipwith-Richmond, LLC
WISCONSIN:	CHRISTOPHER EAST HEALTH & REHABILITATION CENTER 1132 E. Knapp Street Milwaukee, WI 53202	Five Star Quality Care-WI, LLC
	GREENTREE HEALTH & REHABILITATION CENTER 70 Greentree Road Clintonville, WI 54929	Five Star Quality Care-WI, LLC
	PINE MANOR HEALTHCARE CENTER Route 4, Box 549 Clintonville, WI 54929	Five Star Quality Care-WI, LLC

	RIVER HILLS WEST HEALTHCARE CENTER 321 Riverside Drive Pewaukee, WI 53072	Five Star Quality Care-WI, LLC
	SUNNY HILLS HEALTH CARE CENTER 4325 Nakoma Road Madison, WI 53711	Five Star Quality Care-WI, LLC
	THE VIRGINIA HEALTH & REHABILITATION CENTER 1451 Cleveland Avenue Waukesha, WI 53186	Five Star Quality Care-WI, LLC
	WOODLAND HEALTHCARE CENTER 18741 West Bluemound Road Brookfield, WI 53045	Five Star Quality Care-WI, LLC
WYOMING:	LARAMIE CARE CENTER 503 South 18th Street Laramie, WY 82070	Five Star Quality Care-WY, LLC
	WORLAND HEALTHCARE & REHABILITATION CENTER 1901 Howell Avenue Worland, WY 82401	Five Star Quality Care-WY, LLC

SCHEDULE 4

SCHEDULE 2

THE FACILITIES

ARIZONA:

LA MESA HEALTHCARE CENTER
2470 S. Arizona Avenue
Yuma, Arizona 85364

SUNQUEST VILLAGE OF YUMA
265 E. 24th Street
Yuma, Arizona 85364

CALIFORNIA:

LANCASTER HEALTHCARE CENTER
1642 West Avenue J
Lancaster, California 93534

LA SALETTE HEALTH AND REHABILITATION CENTER
537 E. Fulton Street
Stockton, California 95204

THOUSAND OAKS HEALTH CARE CENTER
93 W. Avenida de Los Arboles
Thousand Oaks, California 91360

VALLEY VIEW
9120 Woodman Boulevard
Arleta, California 91331

VAN NUYS HEALTH CARE CENTER
6835 Hazeltine Street
Van Nuys, California 91405

COLORADO:

CEDARS HEALTHCARE CENTER
1599 Ingals Street
Lakewood, Colorado 80214

CHERRELYN HEALTHCARE CENTER
5555 South Elati Street
Littleton, Colorado 80120

LA VILLA GRANDE CARE CENTER
2501 Little Bookcliff Drive
Grand Junction, Colorado 81501

MANTEY HEIGHTS REHABILITATION & CARE CENTER
2835 Patterson Road
Grand Junction, Colorado 81501

SKYLINE RIDGE NURSING & REHABILITATION CENTER
515 Fairview
Canon City, Colorado 81212

SPRINGS VILLAGE CARE CENTER
110 West Van Buren
Colorado Springs, Colorado 80907

WILLOW TREE CARE CENTER
2050 South Main
Delta, Colorado 81416

CONNECTICUT:

CLIFTON HOUSE REHABILITATION CENTER
181 Clifton Street
New Haven, Connecticut 06513

HEALTH CENTER OF GREATER WATERBURY
177 Whitewood Road
Waterbury, Connecticut 06705

GEORGIA:

AUTUMN BREEZE HEALTHCARE CENTER
1480 Sandtown Road
Marietta, Georgia 30060

COLLEGE PARK HEALTHCARE CENTER
1765 Temple Avenue
College Park, Georgia 30337

MORNINGSIDE OF ATHENS
1291 Cedar Shoals Drive
Athens, Georgia 30605

MORNINGSIDE OF COLUMBUS
7100 South Stadium Drive
Columbus, Georgia 31909

MORNINGSIDE OF DALTON
2470 Dug Gap Road
Dalton, Georgia 30720

MORNINGSIDE OF EVANS
353 N. Belair Road
Evans, Georgia 30809

NORTHLAKE GARDENS
1300 Montreal Road
Tucker, Georgia 30084

SOUTHLAND CARE CENTER
606 Simmons Street
Dublin, Georgia 31021

IOWA:

NORTHCREST CARE & REHABILITATION
34 Northcrest Drive
Council Bluffs, Iowa 51503

PACIFIC PLACE
20937 State Highway 385
Pacific Junction, Iowa 51561

PARK PLACE
114 East Green Street
Glenwood, Iowa 51534

PRAIRIE RIDGE CARE & REHABILITATION
308 Prairie Street
Mediapolis, Iowa 52637

UNION PARK HEALTH SERVICES
2348 East 9th Street
Des Moines, Iowa 50316

WEST BRIDGE CARE & REHABILITATION
1015 West Summit
Winterset, Iowa 50273

WESTRIDGE QUALITY CARE & REHABILITATION
600 Manor Drive
Clarinda, Iowa 51632

KANSAS:

WOODHAVEN CARE CENTER
510 W 7th Street
Ellinwood, Kansas 67526

KENTUCKY:

Morningside of Mayfield
1517 West Broadway
Mayfield, Kentucky 42066

MARYLAND:

HEARTLANDS AT ELLICOTT CITY
3004 North Ridge Road
Ellicott City, Maryland 21043

MISSOURI:

ARBOR VIEW (BEVERLY MANOR)
1317 North 36th Street
St. Joseph, Missouri 64506

NORTHVIEW MANOR
300 Cedar Street
Tarkio, Missouri 64491

NEBRASKA:

AINSWORTH CARE CENTER
143 North Fullerton
Ainsworth, Nebraska 69210

ASHLAND CARE CENTER
1700 Furnace Street
Ashland, Nebraska 68003

BLUE HILL CARE CENTER
414 North Wilson Street
Blue Hill, Nebraska 68930

CENTRAL CITY CARE CENTER
2720 South 17th Avenue
Central City, Nebraska 68462

CRESTVIEW HEALTHCARE CENTER
1100 West First Street
Milford, Nebraska 68405

EXETER CARE CENTER
425 South Empire Avenue
Exeter, Nebraska 68351

GRETNA COMMUNITY CARE CENTER
700 South Highway 6
Gretna, Nebraska 68028

LOGAN VALLEY MANOR
1035 Diamond Street
Lyons, Nebraska 68038

MORYS HAVEN
1112 15th Street
Columbus, Nebraska 68601

ROSE BROOK CARE CENTER
Route 1 Box 83A
Edgar, Nebraska 68935

SUTHERLAND CARE CENTER
333 Maple
Sutherland, Nebraska 69165

UTICA COMMUNITY CARE CENTER
1350 Centenial Avenue
Utica, Nebraska 68456

WAVERLY CARE CENTER
11041 North 137th Street
Waverly, Nebraska 68462

WEDGEWOOD CARE CENTER
800 Stoeger Drive
Grand Island, Nebraska 68803

WESTGATE ASSISTED LIVING
3030 South 80th Street
Omaha, Nebraska 68124

SOUTH CAROLINA:

MORNINGSIDE OF ANDERSON
1304 McLees Road
Anderson, South Carolina 29621

MORNINGSIDE OF GREENWOOD
116 Enterprise Court
Greenwood, South Carolina 29649

TENNESSEE:

MORNINGSIDE OF GALLATIN
1085 Hartsville Pike
Gallatin, Tennessee 37066

MORNINGSIDE OF BELMONT
1710 Magnolia Boulevard
Nashville, Tennessee 37212

VIRGINIA:

MORNINGSIDE OF CHARLOTTESVILLE
491 Crestwood Drive
Charlottesville, Virginia 22903

MORNINGSIDE OF BELLGRADE
2800 Polo Parkway
Midlothian, Virginia 28113

MORNINGSIDE OF NEWPORT NEWS
655 Denbigh Boulevard
Newport News, Virginia 23608

MORNINGSIDE IN THE WEST END
3000 Skipwith Road
Richmond, Virginia 23294

WISCONSIN:

CHRISTOPHER EAST HEALTH & REHABILITATION CENTER
1132 E. Knapp Street
Milwaukee, Wisconsin 53202

GREENTREE HEALTH & REHABILITATION CENTER
70 Greentree Road
Clintonville, Wisconsin 54929

PINE MANOR HEALTHCARE CENTER
Route 4, Box 549
Clintonville, Wisconsin 54929

RIVER HILLS WEST HEALTHCARE CENTER
321 Riverside Drive
Pewaukee, Wisconsin 53072

SUNNY HILLS HEALTH CARE CENTER
4325 Nakoma Road
Madison, Wisconsin 53711

THE VIRGINIA HEALTH & REHABILITATION CENTER
1451 Cleveland Avenue
Waukesha, Wisconsin 53186

WOODLAND HEALTHCARE CENTER
18741 West Bluemound Road
Brookfield, Wisconsin 53045

WYOMING:

LARAMIE CARE CENTER
503 South 18th Street
Laramie, Wyoming 82070

WORLAND HEALTHCARE & REHABILITATION CENTER
1901 Howell Avenue
Worland, Wyoming 82401

SCHEDULE 5

EXHIBIT A

Subleases

1.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-AZ, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, and that certain Partial Amendment and Termination of Sublease dated May 6, 2005 by and between Five Star Quality Care Trust, as sublandlord, and Five Star Quality Care-CA, LLC, as subtenant.

3.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CT, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among

Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WY, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

11.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among

Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

12.

Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.

Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.

Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-NC, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.

Sublease Agreement, dated October 25, 2002, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain First Amendment to Sublease Agreement, dated May 30, 2003, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-VA, LLC, as subtenant, and that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

16.

Sublease Agreement, dated September 30, 2003, by and between FVE-CHS LLC (predecessor by merger to Five Star Quality Care Trust), as sublandlord, and Five Star Quality Care-CA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care

Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

17.

Sublease Agreement, dated March 1, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and The Heartlands Retirement Community - Ellicott City I, Inc., a Maryland corporation, as subtenant.

18.

Sublease Agreement, dated June 23, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MO, LLC, a Delaware limited liability company, as subtenant.

19.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Skipwith-Richmond, LLC, a Delaware limited liability company, as subtenant.

20.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Newport News, LLC, a Delaware limited liability company, as subtenant.

21.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Charlottesville, LLC, a Delaware limited liability company, as subtenant.

22.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Bellgrade, Richmond, LLC, a Delaware limited liability company, as subtenant.

23.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Gallatin, LLC, a Delaware limited liability company, as subtenant.

24.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant.

25.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Kentucky, Limited Partnership, a Delaware limited partnership, as subtenant.

26.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Evans, Limited Partnership, a Delaware limited partnership, as subtenant.

27.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Athens, Limited Partnership, a Delaware limited partnership, as subtenant.

28.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Columbus, L.P., a Delaware limited partnership, as subtenant.

29.

Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Dalton, Limited Partnership, a Delaware limited partnership, as subtenant.

30.

Sublease Agreement, dated May 6, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA II, LLC, a Delaware limited liability company, as subtenant.

31.

Amended and Restated Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant.

32.

Amended and Restated Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

33.

Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Belmont, LLC, a Delaware limited liability company, as subtenant.

34.

Sublease Agreement, dated June 3, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Greenwood, L.P., a Delaware limited partnership, as subtenant.

SCHEDULE 6

EXHIBIT B

Pledged Interests

All of the stock, membership interests or other ownership interests in the following entities:

1.	Five Star Quality Care-AZ, LLC
2.	Five Star Quality Care-CA, LLC
3.	Five Star Quality Care-CA II, LLC
4.	Five Star Quality Care-Colorado, LLC
5.	Five Star Quality Care-CT, LLC
6.	Five Star Quality Care-GA, LLC
7.	Five Star Quality Care-IA, LLC
8.	Five Star Quality Care-KS, LLC
9.	Five Star Quality Care-MD, LLC
10.	Five Star Quality Care-MO, LLC
11.	Five Star Quality Care-NC, LLC
12.	Five Star Quality Care-NE, LLC
13.	Five Star Quality Care-VA, LLC
14.	Five Star Quality Care-WI, LLC
15.	Five Star Quality Care-WY, LLC
16.	Morningside of Skipwith-Richmond, LLC
17.	Morningside of Newport News, LLC
18.	Morningside of Charlotteville, LLC
19.	Morningside of Bellgrade, Richmond, LLC
20.	Morningside of Gallatin, LLC
21.	Morningside of Anderson, L.P.
22.	Morningside of Kentucky, Limited Partnership
23.	Morningside of Evans, Limited Partnership
24.	Morningside of Athens, Limited Partnership
25.	Morningside of Columbus, L.P.
26.	Morningside of Dalton, Limited Partnership
27.	Five Star Quality Care-CA, Inc.
28.	Five Star Quality Care-IA, Inc.
29.	Five Star Quality Care-NE, Inc.
30.	The Heartlands Retirement Community-Ellicott City I, Inc.
31.	Morningside of Belmont, LLC
32.	Morningside of Greenwood, L.P.